LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT	6 Months Ended
Jun. 30, 2021
LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT [Abstract]
LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT
4. LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT

The Company has two lenders financing its active fleet of Suezmax tankers; (1) the 2019 Senior Secured Credit Facility, including the $30 million Accordion Loan, secured by the twenty vessels built from year 2000 to year 2016, and (2) the Financing of 2018-built vessels that is related to the three vessels built in 2018.

2019 Senior Secured Credit Facility
On February 12, 2019 the Company entered into a new five-year senior secured credit facility for $306.1 million (the “2019 Senior Secured Credit Facility”). Borrowings under the 2019 Senior Secured Credit Facility are secured by first priority mortgages over the vessels (excluding the three vessels delivered in 2018, see description below) and assignments of earnings and insurance. The loan is amortizing with a twenty-year maturity profile, carries a floating LIBOR interest rate plus a margin and matures in February 2024. Further, the agreement contains a discretionary excess cash mechanism for the lender that equals 50% of the net earnings from the collateral vessels, less capex provision and fixed loan amortization. The Company has incurred $13.0 million (including a non-cash portion of $6.1 million) in financing costs, which is amortized over the term of the loan and the outstanding loan balance was presented net of the costs. The agreement contains covenants that require a minimum liquidity of $30.0 million and a loan-to-vessel value ratio of maximum 70%.

On December 16, 2020, the Company entered into a new loan agreement for the borrowing of $30.0 million (the “$30 million Accordion Loan”). The loan is considered an accordion loan to the 2019 Senior Secured Credit Facility loan agreement and has the same amortization profile, carries a floating LIBOR interest rate plus a margin and matures in February 2024. The security of the loan is attached to the security of the 2019 Senior Secured Credit Facility and has equal priority, the same financial covenants and the same excess cash flow mechanism as the 2019 Senior Secured Credit Facility.
As of December 31, 2020, the Company had $253.9 million drawn under its 2019 Senior Secured Credit Facility, where $14.4 million, net of deferred financing cost of $2.4 million, was presented as Current Portion of Long-Term Debt.

The Company has repaid $8.4 million of the facility in the six months ended June 30, 2021. As of June 30, 2021, the total outstanding balance was $245.5 million. The Company has presented $14.4 million, net of deferred financing cost of $2.4 million, under Current Portion of Long-Term Debt. Earnings generated in the second quarter of 2021 did not result in any additional payment related to the excess cash flow mechanism.
Subsequent to June 30, 2021, the Company has repaid in total $4.2 million and the outstanding balance as of the date of this report is $241.3 million.
Financing of 2018-built Vessels
The three vessels were delivered in July, August and October 2018, respectively. Under the terms of the financing agreement, the lender has provided financing of 77.5% of the purchase price for each of the three 2018-built vessels. Upon delivery of each of the vessels, the Company entered into ten-year bareboat charter agreements. The Company has obligations to purchase each vessel for $13.6 million upon the completion of the ten-year bareboat charter agreements, and also has the option to purchase the vessels after sixty and eighty-four months. The financing agreements for the three vessels have a total effective interest rate ranging from 4.86% to 5.06% including a floating LIBOR element that is subject to annual adjustment. The Company has incurred $2.3 million in financing cost, which is amortized over the term of the financing arrangement and presented net of the outstanding loan balance. The financing agreement contains certain financial covenants requiring us on a consolidated basis to maintain a minimum value adjusted equity of $175.0 million and ratio of 25%, minimum liquidity of $20.0 million; and a minimum vessel value to outstanding lease clause.
The outstanding amounts under this financing arrangement were $108.3 million and $112.2 million as of June 30, 2021 and December 31, 2020, respectively, where $7.9 million and $7.7 million, net of deferred financing costs, have been presented as Current Portion of Long-Term Debt, respectively.

As of June 30, 2021, the Company has the following scheduled principal repayments required to be made under the Company’s debt facilities as follows:
Debt repayments in $'000s	Total	2021*	2022	2023	2024	2025	Thereafter
2019 Senior Secured Credit Facility	245,499	8,403	16,805	16,805	203,486	-	-
Financing of 2018-built Vessels	108,335	4,058	8,327	8,711	9,138	9,534	68,567
Total	353,834	12,461	25,132	25,516	212,624	9,534	68,567

*Q3 and Q4 2021 repayments

The table above does not take into account future excess cash flow repayments related to the 2019 Senior Secured Credit Facility. This mechanism could further accelerate repayment of the facility in future quarters, subject to the tanker market generating future earnings that triggers excess cash repayments.

The Company has ordered two Suezmax newbuildings at Samsung shipyard in South Korea for delivery in 2022. The Company has secured up to 80% financing of the newbuilding price for these two vessels at similar terms as for the 2018-built vessels with the same lender. No debt is incurred under these financing arrangements as of June 30, 2021, and the table above does not include figures related to the financing of the newbuildings.

On a regular basis, the Company performs cash flow projections to evaluate whether it will be in a position to cover the liquidity needs for the next 12-month period and the compliance with financial and security ratios under the existing and future financing agreements. In developing estimates of future cash flows, the Company makes assumptions about the vessels’ future performance, market rates, operating expenses, capital expenditure, fleet utilization, general and administrative expenses, loan repayments and interest charges. The assumptions applied are based on historical experience and future expectations.

The Company monitors compliance with the financial covenants on a regular basis and as at June 30, 2021, and as of the date of this report, the Company was in compliance with the financial covenants in the debt facilities.

As of the date of this report, the Company has to a large extent utilized the available balance under the existing $60 million ATM launched on October 16, 2020. The Covid-19 pandemic has been prolonged and affected the Suezmax tanker market to a larger extent than expected. The Company prepares cash flow projections for different scenarios and a key input factor to the cash flow projections is the estimated market rates. The Company has applied an average of several broker estimates in combination with own estimates for the coming 12-months period. In a scenario with continued Suezmax tanker freight rates below the cash break-even level, the Company has identified a potential cash shortfall. On September 29, 2021, the Company launched a new At-the-Market share offering of $60 million (the “$60 million 2021 ATM”). The current F-3 registration statement expires in February 2022 and a new registration statement will be filed prior to the expiry date. The Company believes that the current cash, cash equivalents and restricted cash and cash flows from operations, combined with the availability of the new $60 million 2021 ATM launched on September 29, 2021, are sufficient to meet the working capital needs and other liquidity requirements for the next 12 months from the date of this report. The Company also considers that it has additional options that could be considered, if necessary, such as disposal of assets or new financings.